                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    March 16, 2001
                                                       ---------------------
                            CodeStream Holdings, Inc.
                            -------------------------
               (Exact name of registrant as specified in its charter)


           Nevada                   033-25779                   84-1100609
           ------                   ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


1771 International Pkwy, Suite 121, Richardson, Texas               75081
-----------------------------------------------------               -----
      (Address of principal executive offices)                     (Zip Code)


    Registrant's telephone number, including area code       (469) 330-6700
                                                             --------------

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ITEM 5.  OTHER EVENTS.

    (a) On March 16, 2001, the Company filed a Form 15 withdrawing its Common Stock from registration under the Securities Exchange Act of 1934, as amended, pursuant to Rule 12G-4(A)(1)(I) promulgated thereunder. The Form 15 as filed is attached as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits:


    (20.1) Form 15, dated March 16, 2001 regarding deregistration of the Company's Common Stock.






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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CODESTREAM HOLDINGS, Inc.



Date: March 16, 2001                     /s/ D. Gordon Werner
                                       -----------------------------------------
                                       D. Gordon Werner,
                                       President and Chief Executive Officer




                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
   20.1          Form 15, dated March 16, 2001 regarding deregistration of the
                 Company's Common Stock.












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